CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use, in this Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-145901), of our report dated July 10, 2007 relating to the financial statements of China Resources Ltd., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                             /s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
October 30, 2007